                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-5851
                                                     --------

                      Colonial InterMarket Income Trust I
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111
              --------------------------------------------------
              (Address of principal executive offices) (Zip code)

                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                               Boston, MA 02111
                    --------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-426-3750
                                                          --------------

                  Date of fiscal year end: November 30, 2006
                                           -----------------

                  Date of reporting period: November 30, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

                                    [GRAPHIC]




                                    [GRAPHIC]



COLONIAL INTERMARKET INCOME TRUST I
                                                                  ANNUAL REPORT

  NOVEMBER 30, 2006

[LOGO] NOT FDIC INSURED May Lose Value
                        No Bank Guarantee

Economic Update - Colonial InterMarket Income Trust I





The US economy grew at a solid but uneven pace during the 12-month period that began December 1, 2005 and ended November 30, 2006. Gross domestic product
(GDP) growth was robust in the first quarter of 2006, as businesses created jobs at a brisk pace, industrial production rose and both personal spending and personal income moved higher. However, a weak housing market began to weigh on the economy, and the manufacturing sector contracted late in the period--registering its first downturn since the spring of 2003. Against this backdrop, economic growth averaged 3.0% for the 12-month period.

Between December and June, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, five times--to 5.25%. But as economic growth slowed, the Fed turned cautious and declined to increase the federal funds rate after its June meeting. Inflation also retreated during the period, which lent further support to the Fed's decision. Investors reacted favorably to the prospect of stable or possibly even lower interest rates and both the stock and bond markets rallied in the second half of the period.

Solid returns from fixed income markets

Although yields moved higher early in the period, the US fixed income markets delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.4%--slightly lower than where it started. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth.


The views expressed in the Economic Update and Portfolio Managers' report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Report - Colonial InterMarket Income Trust I


                          Price per share

                          as of 11/30/06 ($)
                          Market price            8.44
                          Net asset value         9.21
                          1-year total return

                          as of 11/30/06 (%)*
                          Market price           13.27
                          Net asset value         7.35
                          Lipper General Bond
                            Funds Classification
                            average               8.62

  Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-730-6001 for the trust's most recent performance. Total return based on net asset value reflects changes in the trust's net asset value during each period. Total return based on market value reflects changes in market value. These figures will differ depending on the level of any discount from or premium to net asset value during the period.
                          Distributions declared per share

                          12/01/05 - 11/30/06 ($)   0.68


For the 12-month period ended November 30, 2006, Colonial InterMarket Income Trust I generated a total return of 13.27%, based on its market price. Changes in the market price of the trust's shares reflect investor demand and are not necessarily linked directly to changes in the trust's net asset value. The trust returned 7.35%, based on investment at net asset value. That was below the average return of the Lipper General Bond Funds Classification, which was 8.62%./1/ An overweight in high-yield securities, which was the largest position in the portfolio, made the biggest contribution to return. The trust's emphasis on higher quality assets in both the high-yield and emerging-market areas accounted for the performance shortfall relative to its competitors in the Lipper Category, which may have had more exposure to lower-rated securities and markets.

Investors gravitated toward the riskier assets
At a time when fixed-income yields were relatively low, investors sought higher yields by favoring the riskier areas of the fixed-income market. As a result, high-yield securities and emerging-market debt generated the strongest performance for the period. While the high-yield sector remained the largest sector of the trust at 36-37% of total assets, we resisted the temptation to over-emphasize the riskier assets in the sector. The trust's overall allocation to foreign government debt was 34%, with the allocation to emerging market debt at 14-15% over the period. In emerging markets, we emphasized countries that we judged to be relatively more fiscally responsible and that benefited from a strong run-up in commodity prices. These included Russia, Brazil, Mexico and Colombia, all of which aided performance.

The trust had mixed results from its industry allocations within the high-yield universe, which did generally well across most industries. The strongest performances came from aerospace, cable/media and transportation. The aerospace industry benefited from merger and acquisition activity. Cable/media was aided by strong operating and financial results. Transportation got a boost from the recovery in Ford and General Motors bonds. The trust was underweight relative to the Lipper Category in the aerospace and automotive industries and overweight in cable/media.

The trust's allocation to US government securities remained the smallest among the three sectors for the period. This was helpful to performance. Even after the Federal Reserve Board put a halt to its short-term interest rate increases mid-way through the year, which led returns on Treasuries higher, it was not enough to match the performance of the credit sensitive assets of high-yield and emerging-market debt.

Foreign currencies benefited performance
In the foreign government sector of the trust, we positioned the portfolio for dollar weakness and as the US dollar declined against most currencies, our decision had a positive impact on performance. The trust's exposure to the euro, UK pound, Swedish krona and Norwegian krone made the most significant contribution to return. The trust gained less from its exposure to the currencies of Canada, Australia and New Zealand.

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual trusts with investment objectives similar to those of the trust. Lipper makes no adjustment for the effect of sales loads.
*See Page 29 for returns based on market price for the past five fiscal years.

Portfolio Managers' Report (continued) - Colonial InterMarket Income Trust I


                        Securities breakdown

                        as of 11/30/06 (%)
                        Government agencies &
                          obligations            54.5
                        Corporate fixed-income
                          bonds & notes          39.5
                        Cash & equivalents        2.6
                        Mortgage-backed
                          securities              2.1
                        Asset-backed securities   0.8
                        Convertible bonds         0.3
                        Municipal bond (taxable)  0.2
                        Warrants                  0.0**
                        Common stock              0.0

                             Top 5 countries

                             as of 11/30/06 (%)
                             Russia             4.3
                             Canada             3.5
                             Germany            2.9
                             France             2.5
                             Sweden             2.4

  Securities and country breakdown are calculated as a percentage of net assets.

  Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Because the trust is actively managed, there is no guarantee that the trust will maintain this securities breakdown or these country weightings in the future.

**Rounds to less than 0.1%.




Looking ahead
The pace of US economic growth has slowed, which could ease inflationary pressures and keep the Federal Reserve Board from resuming its rate-raising cycle. A pullback in the US economy could also result in a slowdown for the global economy. The trust is structured to reflect these views, with a relatively small allocation to US Treasuries and more exposure to US high-yield and foreign securities. Within high-yield and emerging markets, the trust is positioned defensively, with an emphasis on higher quality securities. We plan to continue to favor foreign currencies that we believe will outpace the US dollar.

Portfolio Management
Laura A. Ostrander has managed Colonial InterMarket Income Trust I since November 1999 and has been with the advisor or its predecessors or affiliate organizations since December 1996.

Kevin L. Cronk, CFA, has co-managed the trust since May 2005 and has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe, CFA, has co-managed the trust since May 2005 and has been with the advisor or its predecessors or affiliate organizations since February 1999.


Shares of closed-end funds frequently trade at a discount to net asset value. The price of the trust's shares is determined by a number of factors, several of which are beyond the control of the trust. Therefore, the trust cannot predict whether its shares will trade at, below or above net asset value.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Portfolio Managers' Report (continued) - Colonial InterMarket Income Trust I









International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Emerging markets may be more subject to these risks than developed markets. In addition, concentration of investments in a single region may result in greater volatility.

Investment Portfolio - Colonial InterMarket Income Trust I
November 30, 2006

Government & Agency Obligations - 54.5%


                                                            Par ($)  Value ($)
  Foreign Government Obligations - 32.4%
  Aries Vermoegensverwaltungs GmbH 6.919% 10/25/07 (a) EUR   250,000   340,358
                                   7.750% 10/25/09 (b)       250,000   365,410

  Corp. Andina de Fomento          6.375% 06/18/09           340,000   474,065

  European Investment Bank         5.500% 12/07/11     GBP   300,000   600,698

  Federal Republic of Brazil       6.000% 01/17/17     USD   550,000   543,125
                                   7.375% 02/03/15     EUR   380,000   584,463
                                   8.750% 02/04/25     USD   265,000   325,155
                                   11.000% 08/17/40          410,000   545,300
                                   12.500% 01/05/22    BRL   350,000   172,171

  Federal Republic of Germany      4.250% 07/04/14     EUR   970,000 1,333,757
                                   5.000% 07/04/12           375,000   529,926
                                   6.000% 06/20/16           700,000 1,097,344

  Government of Canada             4.500% 06/01/15     CAD   755,000   690,048
                                   5.750% 06/01/29           600,000   658,117
                                   10.000% 06/01/08        1,400,000 1,333,203

  Government of New Zealand        6.000% 11/15/11     NZD   240,000   162,992
                                   7.000% 07/15/09           270,000   186,974

  Kingdom of Norway                5.500% 05/15/09     NOK 7,180,000 1,202,560
                                   6.000% 05/16/11         4,590,000   800,723

  Kingdom of Spain                 5.500% 07/30/17     EUR   820,000 1,251,903

  Kingdom of Sweden                5.000% 01/28/09     SEK 9,065,000 1,363,787
                                   6.750% 05/05/14         6,210,000 1,090,943

  Province of Ontario              5.000% 03/08/14     CAD   550,000   509,609

  Province of Quebec               6.000% 10/01/12           380,000   366,025

  Queensland Treasury Corp.        5.500% 05/14/10     AUD 1,160,000   897,600

  Republic of Bulgaria             8.250% 01/15/15     USD   645,000   770,646

  Republic of Colombia             8.125% 05/21/24           480,000   542,880
                                   9.750% 04/09/11           314,949   343,294
                                   11.375% 01/31/08    EUR   245,000   349,839

  Republic of France               4.000% 10/25/09           650,000   869,703
                                   4.000% 04/25/14           630,000   851,854
                                   4.750% 10/25/12           600,000   840,324

  Republic of Panama               8.875% 09/30/27     USD   560,000   712,600

  Republic of Peru                 7.500% 10/14/14     EUR   210,000   319,831
                                   9.875% 02/06/15     USD   100,000   125,350

  Republic of Poland               5.750% 03/24/10     PLN 1,850,000   659,059

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Government & Agency Obligations (continued)


                                                               Par ($)   Value ($)
 Foreign Government Obligations (continued)
 Republic of South Africa          6.500% 06/02/14       USD    920,000     972,256
                                   13.000% 08/31/10      ZAR  1,530,000     245,240

 Republic of Venezuela             7.000% 03/16/15       USD    200,000     281,054
                                   9.250% 09/15/27              577,000     720,673

 Russian Federation                5.000% 03/31/30 (c)
                                   (7.500% 03/31/07)            525,000     596,243
                                   11.000% 07/24/18             500,000     727,100
                                   12.750% 06/24/28             595,000   1,085,220

 Treasury Corp. of Victoria        6.250% 10/15/12       AUD    765,000     609,853

 United Kingdom Treasury           5.750% 12/07/09       GBP    165,000     331,792
                                   8.000% 06/07/21              190,000     514,596
                                   9.000% 07/12/11              415,000     955,619

 United Mexican States             8.125% 12/30/19       USD    100,000     122,450
                                   8.375% 01/14/11              875,000     976,062
                                   11.375% 09/15/16             625,000     902,188
 Foreign Government Obligations Total                                    32,851,982
 U.S. Government Agency - 0.9%
 Federal Farm Credit Bank          5.000% 08/25/10              900,000     893,434
 U.S. Government Agency Total                                               893,434
 U.S. Government Obligations - 21.2%
 U.S. Treasury Bonds               7.500% 11/15/24              865,000   1,161,060
                                   8.875% 02/15/19            1,817,000   2,540,251
                                   10.375% 11/15/12           1,520,000   1,597,485
                                   10.625% 08/15/15           2,780,000   4,003,634
                                   12.500% 08/15/14           5,309,000   6,376,815

 U.S. Treasury Notes               5.000% 02/15/11            1,845,000   1,887,016
                                   5.125% 06/30/08            3,300,000   3,321,915
                                   5.125% 05/15/16              600,000     630,094
 U.S. Government Obligations Total                                       21,518,270
                                   Total Government & Agency Obligations
                                   (Cost of $52,728,881)                 55,263,686

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes - 39.5%

                                                              Par ($) Value ($)
 Basic Materials - 3.6%
 Chemicals - 1.8%
 Agricultural Chemicals - 0.5%
 IMC Global, Inc.                    10.875% 08/01/13         105,000   119,569

 Mosaic Co.                          7.375% 12/01/14 (b)       40,000    40,650
                                     7.625% 12/01/16 (b)      150,000   153,375

 Terra Capital, Inc.                 12.875% 10/15/08         165,000   184,387
                                     -------------------- --- ------- ---------
                                                                        497,981

 Chemicals-Diversified - 1.1%
 BCP Crystal US Holdings Corp.       9.625% 06/15/14           82,000    89,995

 EquiStar Chemicals LP               10.625% 05/01/11         120,000   128,100

 Huntsman International LLC          6.875% 11/15/13 (b)  EUR  75,000    98,705
                                     7.875% 11/15/14 (b)  USD 105,000   105,525

 Ineos Group Holdings PLC            7.875% 02/15/16 (b)  EUR  35,000    44,788
                                     8.500% 02/15/16 (b)  USD 105,000   101,325

 Innophos Investments Holdings, Inc. PIK,
                                     13.374% 02/15/15 (a)     104,036   108,718

 Lyondell Chemical Co.               8.000% 09/15/14           95,000    97,969
                                     8.250% 09/15/16          135,000   140,400

 NOVA Chemicals Corp.                6.500% 01/15/12          155,000   146,475
                                     -------------------- --- ------- ---------
                                                                      1,062,000
 Chemicals-Specialty - 0.2%
 Chemtura Corp.                      6.875% 06/01/16          135,000   132,638
 Rhodia SA                           8.875% 06/01/11          100,000   104,500
                                     -------------------- --- ------- ---------
                                                                        237,138
                                     -------------------- --- ------- ---------
                                     Chemicals Total                  1,797,119
 Forest Products & Paper - 1.0%
 Paper & Related Products - 1.0%

 Abitibi-Consolidated, Inc.          8.375% 04/01/15          135,000   117,450

 Boise Cascade LLC                   7.125% 10/15/14           80,000    76,800

 Buckeye Technologies, Inc.          8.500% 10/01/13           95,000    98,325

 Domtar, Inc.                        7.125% 08/15/15          125,000   119,687

 Georgia-Pacific Corp.               8.000% 01/15/24          190,000   194,750

 Neenah Paper, Inc.                  7.375% 11/15/14           60,000    56,850

 NewPage Corp.                       10.000% 05/01/12          95,000    99,988
                                     12.000% 05/01/13          40,000    42,200

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                          Par ($) Value ($)
Basic Materials (continued)
Forest Products & Paper (continued)
Paper & Related Products (continued)
Norske Skog                            7.375% 03/01/14                    125,000   117,187
                                       8.625% 06/15/11                     60,000    60,600
                                       ----------------------------- ---- ------- ---------
                                                                                    983,837
                                       ----------------------------- ---- ------- ---------
                                       Forest Products & Paper Total                983,837

Iron/Steel - 0.1%
Steel-Producers - 0.0%
Steel Dynamics, Inc.                   9.500% 03/15/09                     70,000    72,187
                                       ----------------------------- ---- ------- ---------
                                                                                     72,187
Steel-Specialty - 0.1%
UCAR Finance, Inc.                     10.250% 02/15/12                    80,000    84,400
                                       ----------------------------- ---- ------- ---------
                                                                                     84,400
                                       ----------------------------- ---- ------- ---------
                                       Iron/Steel Total                             156,587

Metals & Mining - 0.7%
Diversified Minerals - 0.2%
FMG Finance Ltd.                       10.625% 09/01/16 (b)               175,000   176,313
                                       ----------------------------- ---- ------- ---------
                                                                                    176,313
Mining Services - 0.0%
Hudson Bay Mining & Smelting Co., Ltd. 9.625% 01/15/12                     45,000    50,400
                                       ----------------------------- ---- ------- ---------
                                                                                     50,400
Non-Ferrous Metals - 0.5%
Codelco, Inc.                          5.500% 10/15/13                    500,000   505,940
                                       ----------------------------- ---- ------- ---------
                                                                                    505,940
                                       ----------------------------- ---- ------- ---------
                                       Metals & Mining Total                        732,653
Basic Materials Total                                                             3,670,196
Communications - 7.4%
Media - 3.0%
Broadcast Services/Programs - 0.3%
Clear Channel Communications, Inc.     4.900% 05/15/15                     75,000    60,879
                                       5.500% 12/15/16                    125,000   103,270

XM Satellite Radio, Inc.               9.750% 05/01/14                    105,000   103,950
                                       ----------------------------- ---- ------- ---------
                                                                                    268,099
Cable TV - 1.4%
Atlantic Broadband Finance LLC         9.375% 01/15/14                    115,000   115,719

Charter Communications Holdings I LLC  11.000% 10/01/15                   175,000   171,500

Charter Communications Holdings II LLC 10.250% 09/15/10                   175,000   182,875

Charter Communications Holdings LLC    9.920% 04/01/14                    215,000   176,837

CSC Holdings, Inc.                     7.625% 04/01/11                    220,000   224,125

DirecTV Holdings LLC                   6.375% 06/15/15                    155,000   149,575

EchoStar DBS Corp.                     6.625% 10/01/14                    215,000   208,550

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                              Par ($) Value ($)
 Communications (continued)
 Media (continued)
 Cable TV (continued)
 Insight Midwest LP                9.750% 10/01/09             57,000    57,784

 Telenet Group Holding NV          (d) 06/15/14
                                   (11.500% 12/15/08)(b)      147,000   131,198
                                   --------------------- ---- ------- ---------
                                                                      1,418,163
 Multimedia - 0.4%
 Advanstar Communications, Inc.    15.000% 10/15/11           125,000   129,687

 Lamar Media Corp.                 6.625% 08/15/15            135,000   131,119

 Quebecor Media, Inc.              7.750% 03/15/16            140,000   141,750
                                   --------------------- ---- ------- ---------
                                                                        402,556
 Publishing-Periodicals - 0.7%
 Dex Media West LLC                9.875% 08/15/13            247,000   269,230

 Dex Media, Inc.                   (d) 11/15/13
                                   (9.000% 11/15/08)          105,000    92,925

 PriMedia, Inc.                    8.000% 05/15/13            195,000   182,325

 RH Donnelley Corp.                8.875% 01/15/16            120,000   126,000
                                   --------------------- ---- ------- ---------
                                                                        670,480
 Radio - 0.1%
 CMP Susquehanna Corp.             9.875% 05/15/14 (b)        130,000   127,725
                                   --------------------- ---- ------- ---------
                                                                        127,725
 Television - 0.1%
 Sinclair Broadcast Group, Inc.    8.750% 12/15/11            145,000   151,525
                                                                        151,525
                                   --------------------- ---- ------- ---------
                                   Media Total                        3,038,548
 Telecommunication Services - 4.4%
 Cellular Telecommunications - 1.7%
 Cricket Communications, Inc.      9.375% 11/01/14 (b)        100,000   102,250
 Digicel Ltd.                      9.250% 09/01/12 (b)        165,000   174,900

 Dobson Cellular Systems, Inc.     8.375% 11/01/11            160,000   166,800
                                   9.875% 11/01/12            170,000   184,450

 Horizon PCS, Inc.                 11.375% 07/15/12            80,000    88,800

 iPCS Escrow Co.                   11.500% 05/01/12            70,000    77,875

 MetroPCS Wireless, Inc.           9.250% 11/01/14 (b)        150,000   152,438
 Nextel Partners, Inc.             8.125% 07/01/11            205,000   213,200

 Rogers Cantel, Inc.               9.750% 06/01/16            155,000   193,750

 Rogers Wireless, Inc.             8.000% 12/15/12             75,000    79,500

 Rural Cellular Corp.              9.750% 01/15/10             30,000    30,750
                                   11.121% 11/01/12 (a)       115,000   119,600

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                              Par ($) Value ($)
Communications (continued)
Telecommunication Services (continued)
Cellular Telecommunications (continued)

US Unwired, Inc.                         10.000% 06/15/12                     165,000   181,500
                                         -------------------------------- --- ------- ---------
                                                                                      1,765,813

Satellite Telecommunications - 0.7%
Inmarsat Finance II PLC                  (d) 11/15/12
                                         (10.375% 11/15/08)                   190,000   173,612

Intelsat Bermuda Ltd.                    11.250% 06/15/16 (b)                 275,000   301,469

Intelsat Intermediate Holdings Co., Ltd. (d) 02/01/15
                                         (9.250% 02/01/10)                    135,000   102,263

PanAmSat Corp.                           9.000% 08/15/14                       92,000    96,600
                                         -------------------------------- --- ------- ---------
                                                                                        673,944
Telecommunication Equipment - 0.2%
Lucent Technologies, Inc.                6.450% 03/15/29                      175,000   157,500
                                         -------------------------------- --- ------- ---------
                                                                                        157,500
Telecommunication Services - 0.6%
Embarq Corp.                             7.082% 06/01/16                       60,000    62,143
                                         7.995% 06/01/36                       55,000    59,526

Nordic Telephone Co. Holdings ApS        8.250% 05/01/16 (b)              EUR  85,000   123,545

Syniverse Technologies, Inc.             7.750% 08/15/13                  USD 105,000   102,112

Time Warner Telecom Holdings, Inc.       9.250% 02/15/14                      140,000   149,100

West Corp.                               11.000% 10/15/16 (b)                 165,000   163,969
                                         -------------------------------- --- ------- ---------
                                                                                        660,395
Telephone-Integrated - 1.2%
Cincinnati Bell, Inc.                    7.000% 02/15/15                      135,000   133,312

Citizens Communications Co.              9.000% 08/15/31                      215,000   234,350

Qwest Communications International, Inc. 7.500% 02/15/14                      100,000   103,000

Qwest Corp.                              7.500% 10/01/14 (b)                   95,000   100,938
                                         7.500% 06/15/23                      195,000   198,900
                                         8.875% 03/15/12                      160,000   178,200
US LEC Corp.                             13.870% 10/01/09 (a)                  95,000   100,819

Windstream Corp.                         8.625% 08/01/16 (b)                  170,000   185,087
                                         -------------------------------- --- ------- ---------
                                                                                      1,234,606
                                         -------------------------------- --- ------- ---------
                                         Telecommunication Services Total             4,492,258
Communications Total                                                                  7,530,806

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                               Par ($) Value ($)
Consumer Cyclical - 6.6%
Airlines - 0.2%
Continental Airlines, Inc.    7.568% 12/01/06                  190,000   190,000
                              ---------------------------- -   ------- ---------
                                                                         190,000
                              ---------------------------- -   ------- ---------
                              Airlines Total                             190,000
Apparel - 0.5%
Apparel Manufacturers - 0.5%
Broder Brothers Co.           11.250% 10/15/10                  85,000    82,450

Levi Strauss & Co.            9.750% 01/15/15                  210,000   224,437

Phillips-Van Heusen Corp.     7.250% 02/15/11                  100,000   102,125
                              8.125% 05/01/13                   75,000    79,219
                              ---------------------------- -   ------- ---------
                                                                         488,231
                              ---------------------------- -   ------- ---------
                              Apparel Total                              488,231
Auto Manufacturers - 0.2%
Auto-Cars/Light Trucks - 0.2%
General Motors Corp.          8.375% 07/15/33                  175,000   159,469
                              ---------------------------- -   ------- ---------
                                                                         159,469
                              ---------------------------- -   ------- ---------
                              Auto Manufacturers Total                   159,469
Auto Parts & Equipment - 0.5%
Auto/Truck Parts & Equipment-Original - 0.1%
TRW Automotive, Inc.          9.375% 02/15/13                  130,000   139,425
                              ---------------------------- -   ------- ---------
                                                                         139,425
Auto/Truck Parts & Equipment-Replacement - 0.1%
Commercial Vehicle Group      8.000% 07/01/13                  115,000   111,263
                              ---------------------------- -   ------- ---------
                                                                         111,263
Rubber-Tires - 0.3%
Goodyear Tire & Rubber Co.    8.625% 12/01/11 (b)               55,000    55,825
                              9.000% 07/01/15                  215,000   219,837
                              ---------------------------- -   ------- ---------
                                                                         275,662
                              ---------------------------- -   ------- ---------
                              Auto Parts & Equipment Total               526,350
Distribution/Wholesale - 0.1%
Buhrmann US, Inc.             7.875% 03/01/15                   85,000    82,025
                              ---------------------------- -   ------- ---------
                                                                          82,025
                              ---------------------------- -   ------- ---------
                              Distribution/Wholesale Total                82,025
Entertainment - 0.7%
Gambling (Non-Hotel) - 0.3%
Global Cash Access LLC        8.750% 03/15/12                  131,000   138,369

Jacobs Entertainment, Inc.    9.750% 06/15/14                  160,000   160,000
                              ---------------------------- -   ------- ---------
                                                                         298,369

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                      Par ($) Value ($)
Consumer Cyclical (continued)

Music - 0.3%
Steinway Musical Instruments, Inc.      7.000% 03/01/04 (b)           125,000   121,562

Warner Music Group                      7.375% 04/15/14               125,000   123,750

WMG Holdings Corp.                      (d) 12/15/14
                                        (9.500% 12/15/09)              90,000    71,550
                                        ----------------------- ----- ------- ---------
                                                                                316,862
Resorts/Theme Parks - 0.1%
Six Flags, Inc.                         9.625% 06/01/14               165,000   150,769
                                        ----------------------- ----- ------- ---------
                                                                                150,769
                                        ----------------------- ----- ------- ---------
                                        Entertainment Total                     766,000
Home Builders - 0.3%
Building-Residential/Commercial - 0.3%
K. Hovnanian Enterprises, Inc.          6.375% 12/15/14               160,000   152,000
                                        8.875% 04/01/12                25,000    25,344

KB Home                                 5.875% 01/15/15               110,000   101,916
                                        ----------------------- ----- ------- ---------
                                                                                279,260
                                        ----------------------- ----- ------- ---------
                                        Home Builders Total                     279,260
Home Furnishings - 0.1%
Sealy Mattress Co.                      8.250% 06/15/14               105,000   109,069
                                        ----------------------- ----- ------- ---------
                                                                                109,069
                                        ----------------------- ----- ------- ---------
                                        Home Furnishings Total                  109,069
Leisure Time - 0.4%
Cruise Lines - 0.2%
Royal Caribbean Cruises Ltd.            7.000% 06/15/13               185,000   190,337
                                        ----------------------- ----- ------- ---------
                                                                                190,337
Leisure & Recreational Products - 0.1%
K2, Inc.                                7.375% 07/01/14               100,000    99,500
                                        ----------------------- ----- ------- ---------
                                                                                 99,500
Recreational Centers - 0.1%
Town Sports International, Inc.         (d) 02/01/14
                                        (11.000% 02/01/09)            110,000    91,575
                                        ----------------------- ----- ------- ---------
                                                                                 91,575
                                        ----------------------- ----- ------- ---------
                                        Leisure Time Total                      381,412
Lodging - 2.2%
Casino Hotels - 2.1%
Caesars Entertainment, Inc.             7.875% 03/15/10               110,000   113,025

CCM Merger, Inc.                        8.000% 08/01/13 (b)           170,000   164,050

Chukchansi Economic Development
Authority                               8.877% 11/15/12 (a) (b)        95,000    97,494

Circus & Eldorado/Silver Legacy Capital
Corp.                                   10.125% 03/01/12              115,000   120,894

Galaxy Entertainment Finance Co., Ltd.  9.875% 12/15/12 (b)           130,000   138,775

Greektown Holdings LLC                  10.750% 12/01/13 (b)          150,000   157,125

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                 Par ($) Value ($)
Consumer Cyclical (continued)
Lodging (continued)
Music - 0.3%
Hard Rock Hotel, Inc.              8.875% 06/01/13               205,000   219,862

Harrah's Operating Co., Inc.       5.625% 06/01/15               165,000   141,548

Las Vegas Sands Corp.              6.375% 02/15/15                65,000    62,644

MGM Mirage                         6.750% 09/01/12               195,000   192,562
                                   8.500% 09/15/10                45,000    48,037

Pinnacle Entertainment, Inc.       8.250% 03/15/12               175,000   178,500

Pokagon Gaming Authority           10.375% 06/15/14 (b)           75,000    81,375

Station Casinos, Inc.              6.625% 03/15/18               220,000   200,200

Wynn Las Vegas LLC                 6.625% 12/01/14               180,000   177,300
                                   -------------------- -----    ------- ---------
                                                                         2,093,391
Hotels & Motels - 0.1%
ITT Corp.                          7.375% 11/15/15               130,000   134,677
                                   -------------------- -----    ------- ---------
                                                                           134,677
                                   -------------------- -----    ------- ---------
                                   Lodging Total                         2,228,068
Retail - 1.3%
Retail-Arts & Crafts - 0.1%
Michaels Stores, Inc.              11.375% 11/01/16 (b)          125,000   128,125
                                   -------------------- -----    ------- ---------
                                                                           128,125
Retail-Automobiles - 0.3%
Asbury Automotive Group, Inc.      8.000% 03/15/14               140,000   141,050

Autonation, Inc.                   7.000% 04/15/14                50,000    50,000
                                   7.374% 04/15/13 (a)            30,000    30,000

United Auto Group, Inc.            7.750% 12/15/16 (b)            50,000    50,000
                                   -------------------- -----    ------- ---------
                                                                           271,050
Retail-Drug Stores - 0.1%
Rite Aid Corp.                     7.500% 01/15/15               130,000   124,800
                                   -------------------- -----    ------- ---------
                                                                           124,800
Retail-Home Furnishings - 0.2%
Tempur-Pedic, Inc.                 10.250% 08/15/10              155,000   167,400
                                   -------------------- -----    ------- ---------
                                                                           167,400
Retail-Propane Distributors - 0.3%
AmeriGas Partners LP               7.125% 05/20/16               110,000   109,450
Ferrellgas Partners LP             8.750% 06/15/12               105,000   107,887
Inergy LP/Inergy Finance Corp.     8.250% 03/01/16                95,000    99,038
                                   -------------------- -----    ------- ---------
                                                                           316,375
Retail-Restaurants - 0.3%
Buffets, Inc.                      12.500% 11/01/14 (b)          125,000   125,312
Dave & Buster's, Inc.              11.250% 03/15/14               85,000    82,450
Landry's Restaurants, Inc.         7.500% 12/15/14               120,000   116,700
                                   -------------------- -----    ------- ---------
                                                                           324,462
                                   -------------------- -----    ------- ---------
                                   Retail Total                          1,332,212

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                             Par ($) Value ($)
 Consumer Cyclical (continued)
 Textiles - 0.1%
 Textile-Products - 0.1%
 INVISTA                          9.250% 05/01/12 (b)        100,000   106,750
                                  -------------------- ----- ------- ---------
                                                                       106,750
                                  -------------------- ----- ------- ---------
                                  Textiles Total                       106,750
 Consumer Cyclical Total                                             6,648,846
 Consumer Non-Cyclical - 6.1%
 Agriculture - 0.2%
 Tobacco - 0.2%
 Alliance One International, Inc. 11.000% 05/15/12            95,000   100,700
 Reynolds American, Inc.          7.625% 06/01/16 (b)        130,000   138,719
                                  -------------------- ----- ------- ---------
                                                                       239,419
                                  -------------------- ----- ------- ---------
                                  Agriculture Total                    239,419

 Beverages - 0.3%
 Beverages-Non-Alcoholic - 0.1%
 Cott Beverages, Inc.             8.000% 12/15/11            105,000   107,100
                                  -------------------- ----- ------- ---------
                                                                       107,100

 Beverages-Wine/Spirits - 0.2%
 Constellation Brands, Inc.       7.250% 09/01/16             85,000    87,019
                                  8.125% 01/15/12             95,000    99,037
                                  -------------------- ----- ------- ---------
                                                                       186,056
                                  -------------------- ----- ------- ---------
                                  Beverages Total                      293,156

 Biotechnology - 0.2%
 Medical-Biomedical/Gene - 0.2%
 Bio-Rad Laboratories, Inc.       7.500% 08/15/13            150,000   154,125
                                  -------------------- ----- ------- ---------
                                                                       154,125
                                  -------------------- ----- ------- ---------
                                  Biotechnology Total                  154,125

 Commercial Services - 1.6%
 Commercial Services - 0.1%
 Iron Mountain, Inc.              7.750% 01/15/15            150,000   153,000
                                  -------------------- ----- ------- ---------
                                                                       153,000

 Commercial Services-Finance - 0.1%
 ACE Cash Express, Inc.           10.250% 10/01/14 (b)        85,000    85,850
                                  -------------------- ----- ------- ---------
                                                                        85,850

 Funeral Services & Related Items - 0.1%
 Service Corp. International      6.750% 04/01/16             25,000    24,563
                                  7.375% 10/01/14             20,000    20,800
                                  7.625% 10/01/18             20,000    20,900
                                  -------------------- ----- ------- ---------
                                                                        66,263

 Printing-Commercial - 0.2%
 Quebecor World Capital Corp.     8.750% 03/15/16 (b)        190,000   184,300
                                  -------------------- ----- ------- ---------
                                                                       184,300

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)


                                                                       Par ($) Value ($)
Consumer Non-Cyclical (continued)
Commercial Services (continued)
Private Corrections - 0.3%
Corrections Corp. of America       6.250% 03/15/13                     130,000   128,050

GEO Group, Inc.                    8.250% 07/15/13                     165,000   168,300
                                   ----------------------------- ----- ------- ---------
                                                                                 296,350

Rental Auto/Equipment - 0.8%
Ashtead Capital, Inc.              9.000% 08/15/16 (b)                  35,000    37,450

Ashtead Holdings PLC               8.625% 08/01/15 (b)                 165,000   170,775

Avis Budget Car Rental LLC         7.625% 05/15/14 (b)                  80,000    77,300
                                   7.750% 05/15/16 (b)                  60,000    57,825

Hertz Corp.                        8.875% 01/01/14 (b)                 145,000   150,437

Rental Services Corp.              9.500% 12/01/14 (b)                 200,000   202,500

United Rentals North America, Inc. 6.500% 02/15/12                     115,000   112,700
                                   7.750% 11/15/13                      75,000    75,000
                                   ----------------------------- ----- ------- ---------
                                                                                 883,987
                                   ----------------------------- ----- ------- ---------
                                   Commercial Services Total                   1,669,750

Cosmetics/Personal Care - 0.3%
Cosmetics & Toiletries - 0.3%

DEL Laboratories, Inc.             8.000% 02/01/12                     130,000   119,600

Elizabeth Arden, Inc.              7.750% 01/15/14                     140,000   139,300
                                   ----------------------------- ----- ------- ---------
                                                                                 258,900
                                   ----------------------------- ----- ------- ---------
                                   Cosmetics/Personal Care Total                 258,900

Food - 0.6%
Food-Confectionery - 0.1%
Merisant Co.                       9.500% 07/15/13                      95,000    52,250
                                   ----------------------------- ----- ------- ---------
                                                                                  52,250

Food-Dairy Products - 0.1%
Dean Foods Co.                     7.000% 06/01/16                     115,000   117,444
                                   ----------------------------- ----- ------- ---------
                                                                                 117,444

Food-Miscellaneous/Diversified - 0.4%
Dole Food Co., Inc.                8.625% 05/01/09                     131,000   129,035

Pinnacle Foods Holding Corp.       8.250% 12/01/13                     180,000   183,600

Reddy Ice Holdings, Inc.           (d) 11/01/12
                                   (10.500% 11/01/08)                  120,000   106,800
                                   ----------------------------- ----- ------- ---------
                                                                                 419,435
                                   ----------------------------- ----- ------- ---------
                                   Food Total                                    589,129

Healthcare Services - 1.3%
Dialysis Centers - 0.1%
DaVita, Inc.                       7.250% 03/15/15                     145,000   146,088
                                   ----------------------------- ----- ------- ---------
                                                                                 146,088

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                         Par ($) Value ($)
Consumer Non-Cyclical (continued)
Healthcare Services (continued)
Medical-HMO - 0.2%
Coventry Health Care, Inc.          8.125% 02/15/12                      145,000   150,619
                                    ------------------------------ ----- ------- ---------
                                                                                   150,619

Medical-Hospitals - 0.7%
HCA, Inc.                           9.250% 11/15/16 (b)                  290,000   302,687
                                    9.625% 11/15/16 (b)                  215,000   225,212

Tenet Healthcare Corp.              9.875% 07/01/14                      215,000   215,538
                                    ------------------------------ ----- ------- ---------
                                                                                   743,437
Medical-Outpatient/Home Medical - 0.1%
Select Medical Corp.                7.625% 02/01/15                       80,000    66,800
                                    ------------------------------ ----- ------- ---------
                                                                                    66,800
MRI/Medical Diagnostic Imaging - 0.0%
MedQuest, Inc.                      11.875% 08/15/12                      60,000    48,600
                                    ------------------------------ ----- ------- ---------
                                                                                    48,600
Physician Practice Management - 0.2%
US Oncology Holdings, Inc.          10.675% 03/15/15 (a)                  55,000    56,513

US Oncology, Inc.                   9.000% 08/15/12                      145,000   151,887
                                    ------------------------------ ----- ------- ---------
                                                                                   208,400
                                    ------------------------------ ----- ------- ---------
                                    Healthcare Services Total                    1,363,944

Household Products/Wares - 0.6%
Consumer Products-Miscellaneous - 0.5%

American Greetings Corp.            7.375% 06/01/16                      120,000   122,700

Amscan Holdings, Inc.               8.750% 05/01/14                      145,000   139,200

Jostens IH Corp.                    7.625% 10/01/12                      130,000   131,300

Scotts Co.                          6.625% 11/15/13                      130,000   129,675
                                    ------------------------------ ----- ------- ---------
                                                                                   522,875
Office Supplies & Forms - 0.1%
ACCO Brands Corp.                   7.625% 08/15/15                      110,000   107,937
                                    ------------------------------ ----- ------- ---------
                                                                                   107,937
                                    ------------------------------ ----- ------- ---------
                                    Household Products/Wares Total                 630,812

Pharmaceuticals - 1.0%
Medical-Drugs - 0.5%
Elan Finance PLC/Elan Finance Corp. 8.875% 12/01/13 (b)                  325,000   323,781

Warner Chilcott Corp.               8.750% 02/01/15                      151,000   154,775
                                    ------------------------------ ----- ------- ---------
                                                                                   478,556
Medical-Generic Drugs - 0.1%
Mylan Laboratories, Inc.            6.375% 08/15/15                      155,000   152,675
                                    ------------------------------ ----- ------- ---------
                                                                                   152,675
Medical-Wholesale Drug Distribution - 0.2%
AmerisourceBergen Corp.             5.875% 09/15/15                       95,000    94,958

Nycomed A/S                         PIK,
                                    11.750% 09/15/13 (b)                  86,229   117,467
                                    ------------------------------ ----- ------- ---------
                                                                                   212,425

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                     Par ($) Value ($)
Consumer Non-Cyclical (continued)
Pharmaceuticals (continued)
Pharmacy Services - 0.1%
Omnicare, Inc.                        6.750% 12/15/13                 75,000    73,500
                                      --------------------- -----    ------- ---------
                                                                                73,500
Vitamins & Nutrition Products - 0.1%
NBTY, Inc.                            7.125% 10/01/15                105,000   102,375
                                      --------------------- -----    ------- ---------
                                                                               102,375
                                      --------------------- -----    ------- ---------
                                      Pharmaceuticals Total                  1,019,531
Consumer Non-Cyclical Total                                                  6,218,766
Energy - 5.3%
Coal - 0.4%
Arch Western Finance LLC              6.750% 07/01/13                145,000   142,100

Massey Energy Co.                     6.875% 12/15/13                160,000   148,800

Peabody Energy Corp.                  7.375% 11/01/16                 70,000    73,588
                                      --------------------- -----    ------- ---------
                                                                               364,488
                                      --------------------- -----    ------- ---------
                                      Coal Total                               364,488
Oil & Gas - 2.4%
Oil & Gas Drilling - 0.1%
Pride International, Inc.             7.375% 07/15/14                 75,000    77,812
                                      --------------------- -----    ------- ---------
                                                                                77,812
Oil Companies-Exploration & Production - 1.9%
Chesapeake Energy Corp.               6.375% 06/15/15                 90,000    87,525
                                      7.500% 06/15/14                150,000   154,875

Compton Petroleum Corp.               7.625% 12/01/13                125,000   118,750

El Paso Production Holding Co.        7.750% 06/01/13                190,000   196,887

Forest Oil Corp.                      8.000% 12/15/11                 90,000    93,600

Magnum Hunter Resources, Inc.         9.600% 03/15/12                 97,000   102,214

Newfield Exploration Co.              6.625% 04/15/16                 90,000    89,775

PEMEX Finance Ltd.                    9.150% 11/15/18                205,000   252,915
                                      10.610% 08/15/17               135,000   176,801

PetroHawk Energy Corp.                9.125% 07/15/13                140,000   145,775

Pogo Producing Co.                    6.625% 03/15/15                105,000   100,800

Quicksilver Resources, Inc.           7.125% 04/01/16                110,000   105,600

Ras Laffan Liquefied Natural Gas Co., 5.832% 09/30/16 (b)            265,000   271,921
Ltd. III
                                      --------------------- -----    ------- ---------
                                                                             1,897,438

Oil Company-Integrated - 0.3%
Qatar Petroleum                       5.579% 05/30/11 (b)            140,000   141,361

Tyumen Oil Co.                        11.000% 11/06/07               180,000   187,938
                                      --------------------- -----    ------- ---------
                                                                               329,299

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                  Par ($) Value ($)
Energy (continued)
Oil & Gas (continued)
Oil Refining & Marketing - 0.1%
Tesoro Corp.                       6.625% 11/01/15                130,000   128,700
                                   ------------------------ ----- ------- ---------
                                                                            128,700
                                   ------------------------ ----- ------- ---------
                                   Oil & Gas Total                        2,433,249

Oil & Gas Services - 1.1%
Oil Field Machinery & Equipment - 0.1%
Complete Production Services, Inc. 8.000% 12/15/16 (b)             75,000    75,750
                                   ------------------------ ----- ------- ---------
                                                                             75,750

Oil-Field Services - 1.0%
Gaz Capital for Gazprom            4.560% 12/09/12          EUR    85,000   111,034

Gazprom                            9.625% 03/01/13          USD   400,000   476,400

Gazprom International SA           7.201% 02/01/20                360,000   378,000

Hornbeck Offshore Services, Inc.   6.125% 12/01/14                135,000   126,900
                                   ------------------------ ----- ------- ---------
                                                                          1,092,334
                                   ------------------------ ----- ------- ---------
                                   Oil & Gas Services Total               1,168,084

Pipelines - 1.4%
Atlas Pipeline Partners LP         8.125% 12/15/15                 90,000    92,250

Colorado Interstate Gas Co.        6.800% 11/15/15                140,000   145,111

MarkWest Energy Partners LP        6.875% 11/01/14                120,000   112,800
                                   8.500% 07/15/16 (b)             50,000    50,500

Northwest Pipeline Corp.           8.125% 03/01/10                 55,000    56,856

Sonat, Inc.                        7.625% 07/15/11                355,000   368,313

Southern Natural Gas Co.           8.875% 03/15/10                 25,000    26,278

Williams Companies, Inc.           6.375% 10/01/10 (b)            400,000   401,000
                                   8.125% 03/15/12                 45,000    48,375
                                   8.750% 03/15/32                 80,000    89,800
                                   ------------------------ ----- ------- ---------
                                                                          1,391,283
                                   ------------------------ ----- ------- ---------
                                   Pipelines Total                        1,391,283
Energy Total                                                              5,357,104
Financials - 3.2%
Commercial Banks - 0.1%
Commercial Banks-Non US - 0.1%
VTB Capital SA for Vneshtorgbank   5.970% 08/01/08 (a)(b)         100,000    99,950
                                   ------------------------ ----- ------- ---------
                                                                             99,950
                                   ------------------------ ----- ------- ---------
                                   Commercial Banks Total                    99,950

Diversified Financial Services - 2.8%
Finance-Auto Loans - 1.2%
Ford Motor Credit Co.              7.375% 02/01/11                355,000   350,790
                                   9.875% 08/10/11                210,000   224,670

General Motors Acceptance Corp.    6.875% 09/15/11                270,000   277,983
                                   8.000% 11/01/31                345,000   386,692
                                   ------------------------ ----- ------- ---------
                                                                          1,240,135

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                                       Par ($) Value ($)
Financials (continued)
Diversified Financial Services (continued)
Finance-Consumer Loans - 0.4%
SLM Corp.                            6.500% 06/15/10                             NZD   615,000   410,754
                                     ------------------------------------------- ----- ------- ---------
                                                                                                 410,754

Finance-Investment Banker/Broker - 0.3%
E*Trade Financial Corp.              8.000% 06/15/11                             USD   140,000   145,250

LaBranche & Co., Inc.                11.000% 05/15/12                                  125,000   135,000
                                     ------------------------------------------- ----- ------- ---------
                                                                                                 280,250
Special Purpose Entity - 0.9%
DJ CDX NA HY                         8.375% 12/29/11 (b)                               400,000   410,000

Idearc, Inc.                         8.000% 11/15/16 (b)                               280,000   284,550

Momentive Performance Materials Inc. 9.750% 12/01/14 (b)                                75,000    75,188

Sally Holdings LLC                   10.500% 11/15/16 (b)                              125,000   128,281
                                     ------------------------------------------- ----- ------- ---------
                                                                                                 898,019
                                     ------------------------------------------- ----- ------- ---------
                                     Diversified Financial Services Total                      2,829,158

Real Estate Investment Trusts (REITs) - 0.3%
REITS-Hotels - 0.2%
Host Marriott LP                     6.750% 06/01/16                                   180,000   180,675
                                     ------------------------------------------- ----- ------- ---------
                                                                                                 180,675

REITS-Regional Malls - 0.1%
Rouse Co. LP/TRC Co-Issuer, Inc.     6.750% 05/01/13 (b)                               135,000   137,426
                                     ------------------------------------------- ----- ------- ---------
                                                                                                 137,426
                                     ------------------------------------------- ----- ------- ---------
                                     Real Estate Investment Trusts (REITs) Total                 318,101
Financials Total                                                                               3,247,209
Industrials - 4.9%
Aerospace & Defense - 0.4%
Aerospace/Defense-Equipment - 0.2%
DRS Technologies, Inc.               6.875% 11/01/13                                   130,000   130,975

Sequa Corp.                          9.000% 08/01/09                                    85,000    90,419
                                     ------------------------------------------- ----- ------- ---------
                                                                                                 221,394

Electronics-Military - 0.2%
L-3 Communications Corp.             5.875% 01/15/15                                    40,000    38,800
                                     6.375% 10/15/15                                   130,000   129,025
                                     ------------------------------------------- ----- ------- ---------
                                                                                                 167,825
                                     ------------------------------------------- ----- ------- ---------
                                     Total Aerospace & Defense                                   389,219

Building Materials - 0.4%
Building & Construction Products-Miscellaneous - 0.2%
Nortek, Inc.                         8.500% 09/01/14                                   110,000   106,150

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                               Par ($) Value ($)
Industrials (continued)
Building Materials (continued)
Building & Construction Products-Miscellaneous (continued)
NTK Holdings, Inc.                 (d) 03/01/14
                                   (10.750% 09/01/09)                           90,000    62,100

Ply Gem Industries, Inc.           9.000% 02/15/12                              75,000    61,687
                                   ------------------------------------- ----- ------- ---------
                                                                                         229,937

Building Products-Air & Heating - 0.1%
Goodman Global Holding Co., Inc.   7.875% 12/15/12                             110,000   106,150
                                   ------------------------------------- ----- ------- ---------
                                                                                         106,150

Building Products-Cement/Aggregation - 0.1%
RMCC Acquisition Co.               9.500% 11/01/12 (b)                         100,000   109,000
                                   ------------------------------------- ----- ------- ---------
                                                                                         109,000
                                   ------------------------------------- ----- ------- ---------
                                   Building Materials Total                              445,087

Electronics - 0.3%
Electronic Components-Miscellaneous - 0.3%
Flextronics International Ltd.     6.250% 11/15/14                             155,000   150,350
NXP BV/NXP Funding LLC             9.500% 10/15/15 (b)                         110,000   112,888
                                   ------------------------------------- ----- ------- ---------
                                                                                         263,238
                                   ------------------------------------- ----- ------- ---------
                                   Electronics Total                                     263,238

Environmental Control - 0.5%
Non-Hazardous Waste Disposal - 0.5%
Allied Waste North America, Inc.   7.125% 05/15/16                             205,000   203,719
                                   7.875% 04/15/13                             315,000   326,025
                                   ------------------------------------- ----- ------- ---------
                                                                                         529,744
                                   ------------------------------------- ----- ------- ---------
                                   Environmental Control Total                           529,744

Machinery-Construction & Mining - 0.1%
Terex Corp.                        7.375% 01/15/14                             120,000   121,800
                                   ------------------------------------- ----- ------- ---------
                                                                                         121,800
                                   ------------------------------------- ----- ------- ---------
                                   Machinery-Construction & Mining Total                 121,800

Machinery-Diversified - 0.3%
Machinery-General Industry - 0.2%
Douglas Dynamics LLC               7.750% 01/15/12 (b)                         100,000    94,000
Manitowoc Co., Inc.                7.125% 11/01/13                              65,000    65,325
                                   ------------------------------------- ----- ------- ---------
                                                                                         159,325

Machinery-Material Handling - 0.1%
Columbus McKinnon Corp.            8.875% 11/01/13                             100,000   104,000
                                   ------------------------------------- ----- ------- ---------
                                                                                         104,000
                                   ------------------------------------- ----- ------- ---------
                                   Machinery-Diversified Total                           263,325

Metal Fabricate/Hardware - 0.2%
Metal Processors & Fabrication - 0.2%
Mueller Group, Inc.                10.000% 05/01/12                             88,000    95,700

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                                Par ($) Value ($)
Industrials (continued)
Metal Fabricate/Hardware (continued)
Metal Processors & Fabrication (continued)

Mueller Holdings, Inc.               (d) 04/15/14
                                     (14.750% 04/15/09)                          75,000    66,000

TriMas Corp.                         9.875% 06/15/12                             80,000    76,800
                                     --------------------------------- -----    ------- ---------
                                                                                          238,500
                                     --------------------------------- -----    ------- ---------
                                     Metal Fabricate/Hardware Total                       238,500

Miscellaneous Manufacturing - 0.7%
Diversified Manufacturing Operators - 0.6%
Bombardier, Inc.                     6.300% 05/01/14 (b)                        245,000   226,012

J.B. Poindexter & Co.                8.750% 03/15/14                            105,000    89,513

Koppers Holdings, Inc.               (d) 11/15/14
                                     (9.875% 11/15/09)                          125,000    98,125

Trinity Industries, Inc.             6.500% 03/15/14                            215,000   209,087
                                     --------------------------------- -----    ------- ---------
                                                                                          622,737

Miscellaneous Manufacturing - 0.1%
Nutro Products, Inc.                 10.750% 04/15/14 (b)                       115,000   124,775
                                     --------------------------------- -----    ------- ---------
                                                                                          124,775
                                     --------------------------------- -----    ------- ---------
                                     Miscellaneous Manufacturing Total                    747,512

Packaging & Containers - 1.1%
Containers-Metal/Glass - 0.6%
Crown Americas LLC & Crown Americas
Capital Corp.                        7.750% 11/15/15                            195,000   200,362

Owens-Brockway Glass Container, Inc. 8.250% 05/15/13                            295,000   303,850

Owens-Illinois, Inc.                 7.500% 05/15/10                            100,000   101,000
                                     --------------------------------- -----    ------- ---------
                                                                                          605,212

Containers-Paper/Plastic - 0.5%
Consolidated Container Co., LLC      (d) 06/15/09
                                     (10.750% 06/15/07)                         105,000   105,000

Jefferson Smurfit Corp.              8.250% 10/01/12                            155,000   149,188

MDP Acquisitions PLC                 9.625% 10/01/12                            150,000   158,625

Solo Cup Co.                         8.500% 02/15/14                             60,000    50,400
                                     --------------------------------- -----    ------- ---------
                                                                                          463,213
                                     --------------------------------- -----    ------- ---------
                                     Packaging & Containers Total                       1,068,425

Transportation - 0.9%
Transportation-Marine - 0.3%
Ship Finance International Ltd.      8.500% 12/15/13                            160,000   158,000

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                              Par ($) Value ($)
 Industrials (continued)
 Transportation (continued)
 Transportation-Marine (continued)
 Stena AB                          7.500% 11/01/13            200,000   198,500
                                   -------------------- ----- ------- ---------
                                                                        356,500

 Transportation-Railroad - 0.2%
 TFM SA de CV                      9.375% 05/01/12            150,000   160,500
                                   -------------------- ----- ------- ---------
                                                                        160,500
 Transportation-Services - 0.3%
 CHC Helicopter Corp.              7.375% 05/01/14            160,000   154,800

 PHI, Inc.                         7.125% 04/15/13 (b)        105,000   100,800
                                   -------------------- ----- ------- ---------
                                                                        255,600
 Transportation-Trucks - 0.1%
 QDI LLC                           9.000% 11/15/10             95,000    92,387
                                   -------------------- ----- ------- ---------
                                                                         92,387
                                   -------------------- ----- ------- ---------
                                   Transportation Total                 864,987
 Industrials Total                                                    4,931,837
 Technology - 0.8%
 Computers - 0.1%
 Computer Services - 0.1%
 Sungard Data Systems, Inc.        9.125% 08/15/13            115,000   120,606
                                   -------------------- ----- ------- ---------
                                                                        120,606
                                   -------------------- ----- ------- ---------
                                   Computers Total                      120,606

 Semiconductors - 0.7%
 Electronic Components-Semiconductors - 0.7%
 Advanced Micro Devices, Inc.      7.750% 11/01/12             75,000    76,875

 Amkor Technology, Inc.            9.250% 06/01/16             80,000    78,800

 Freescale Semiconductor, Inc.     6.875% 07/15/11             85,000    89,649
                                   10.125% 12/15/16 (b)       260,000   262,925
                                   PIK,
                                   9.125% 12/15/14 (b)        175,000   175,000
                                   -------------------- ----- ------- ---------
                                                                        683,249
                                   -------------------- ----- ------- ---------
                                   Semiconductors Total                 683,249
 Technology Total                                                     803,855
 Utilities - 1.6%
 Electric - 1.6%
 Electric-Generation - 0.3%
 AES Corp.                         7.750% 03/01/14            175,000   185,500

 Edison Mission Energy             7.730% 06/15/09            170,000   176,375
                                   -------------------- ----- ------- ---------
                                                                        361,875

 Electric-Integrated - 0.5%
 CMS Energy Corp.                  6.875% 12/15/15             95,000    97,612
                                   8.500% 04/15/11             45,000    49,163

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Corporate Fixed-Income Bonds & Notes (continued)

                                                                                        Par ($)     Value ($)
Utilities (continued)
Electric (continued)
Electric-Integrated (continued)
Mirant Mid Atlantic LLC               8.625% 06/30/12                                     37,758        39,929

Nevada Power Co.                      9.000% 08/15/13                                     49,000        53,182

Sierra Pacific Resources              6.750% 08/15/17                                    135,000       135,901

TECO Energy, Inc.                     7.000% 05/01/12                                    110,000       115,225
                                      -----------------------------       ----------   ------------ ----------
                                                                                                       491,012

Independent Power Producer - 0.8%
Dynegy Holdings, Inc.                 6.875% 04/01/11                                    175,000       173,469
                                      7.125% 05/15/18                                     20,000        18,900
Mirant North America LLC              7.375% 12/31/13                                    180,000       182,250

MSW Energy Holdings II LLC            7.375% 09/01/10                                     45,000        45,900

MSW Energy Holdings LLC               8.500% 09/01/10                                    140,000       145,600

NRG Energy, Inc.                      7.250% 02/01/14                                     95,000        95,000
                                      7.375% 02/01/16                                     90,000        90,000
                                      7.375% 01/15/17                                     70,000        69,825
                                      -----------------------------       ----------   ------------ ----------
                                                                                                       820,944
                                      -----------------------------       ----------   ------------ ----------
                                      Electric Total                                                 1,673,831
Utilities Total                                                                                      1,673,831
                                      Total Corporate Fixed-Income Bonds & Notes
                                      (Cost of $39,369,133)                                         40,082,450

Mortgage-Backed Securities - 2.1%
Federal National Mortgage Association TBA,
                                      6.500% 12/12/36 (e)                              1,895,000     1,933,491

Government National Mortgage
Association                           9.000% 04/15/16                                        229           245
                                      9.000% 05/15/16                                     21,216        22,710
                                      9.000% 06/15/16                                     25,348        27,132
                                      9.000% 11/15/16                                     48,642        52,067
                                      9.000% 12/15/16                                      9,610        10,287
                                      10.500% 07/15/19                                     7,882         8,838
                                      10.500% 05/15/20                                     7,737         8,689
                                      11.000% 01/15/18                                     3,116         3,482
                                      11.000% 05/15/18                                    13,070        14,606
                                      11.000% 08/15/18                                     4,224         4,720
                                      11.000% 01/15/19                                    51,011        57,166
                                      11.000% 02/15/19                                     2,584         2,842
                                      11.000% 04/15/19                                     1,200         1,344
                                      11.000% 05/15/19                                     8,489         9,513
                                      -----------------------------       ----------   ------------ ----------
                                      Total Mortgage-Backed Securities (Cost of $2,138,575)          2,157,132

Asset-Backed Securities - 0.8%
Equity One ABS, Inc.                  4.205% 04/25/34                                    425,000       407,211

GMAC Mortgage Corp.                   4.865% 09/25/34                                    350,000       345,354
                                      -----------------------------       ----------   ------------ ----------
                                      Total Asset-Backed Securities (Cost of $771,945)                 752,565

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006

Convertible Bonds - 0.3%

                                                                                 Par ($) Value ($)
Communications - 0.3%
Telecommunication Services - 0.3%
Telecommunication Equipment - 0.1%
Nortel Networks Corp.             4.250% 09/01/08                                115,000   110,544
                                  ------------------------------------------ --- ------- ---------
                                                                                           110,544

Telephone-Integrated - 0.2%
NTL Cable PLC                     8.750% 04/15/14                            EUR 165,000   234,634
                                  ------------------------------------------ --- ------- ---------
                                                                                           234,634
                                  ------------------------------------------ --- ------- ---------
                                  Telecommunication Services Total                         345,178
Communications Total                                                                       345,178
                                  Total Convertible Bonds (Cost of $320,049)               345,178

Municipal Bond (Taxable) - 0.2%
California - 0.2%
CA Cabazon Band Mission Indians   13.000% 10/01/11                           USD 230,000   244,230
California Total                                                                           244,230
                                  Total Municipal Bond (Taxable)
                                   (Cost of $230,000)                                      244,230
Common Stock - 0.0%
                                                                                  Shares
Industrials - 0.0%
Commercial Services & Supplies - 0.0%
                                  Fairlane Management Corp. (f)(g)(h)              1,800        --
                                  ------------------------------------------ --- ------- ---------
                                  Commercial Services & Supplies Total                          --
Industrials Total                                                                               --
                                  Total Common Stock (Cost of $--)                              --
Warrants - 0.0%
                                                                                   Units
Communications - 0.0%
Telecommunication Services - 0.0%
Cellular Telecommunications - 0.0%
UbiquiTel, Inc.                   Expires 04/15/10 (b)(f)(g)(h)                      150        --
                                                                                                --

Telecommunication Services - 0.0%
Jazztel PLC                       Expires 07/15/10 (f)(g)(h)                          40        --
                                                                                                --
                                  ------------------------------------------ --- ------- ---------
                                  Telecommunication Services Total                              --
                                  ------------------------------------------ --- ------- ---------
Communications Total                                                                            --
Industrials - 0.0%
Transportation - 0.0%
Transportation-Trucks - 0.0%
QDI LLC                           Expires 01/15/07 (b)(g)(h)                         510     9,008
                                  ------------------------------------------ --- ------- ---------
                                                                                             9,008
                                  ------------------------------------------ --- ------- ---------
                                  Transportation Total                                       9,008
Industrials Total                                                                            9,008
                                  Total Warrants (Cost of $7,679)                            9,008

See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006


                                                                               Par ($)   Value ($)
Short-Term Obligation - 4.0%
                             Repurchase agreement with State Street
                             Bank & Trust Co., dated 11/30/06, due
                             12/01/06 at 5.220%, collateralized by a U.S.
                             Treasury Bond maturing 08/15/22, market
                             value of $4,091,131 (repurchase proceeds
                             $4,005,581)                                      4,005,000   4,005,000
                             -------------------------------------------- -   --------- -----------
                             Total Short-Term Obligation
                             (Cost of $4,005,000)                                         4,005,000

                             -------------------------------------------- -   --------- -----------
                             Total Investments - 101.4%
                             (Cost of $99,571,262) (i)                                  102,859,249

                             -------------------------------------------- -   --------- -----------
                             Other Assets & Liabilities, Net - (1.4)%                    (1,437,714)

                             -------------------------------------------- -   --------- -----------
                             Net Assets - 100.0%                                        101,421,535

                              Notes to Investment Portfolio:
                           (a)The interest rate shown on floating rate or
                              variable rate securities reflects the rate at November 30, 2006.
                           (b)Security exempt from registration pursuant to
                              Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, these securities, which are not illiquid, amounted to $9,240,641, which represents 9.1% of net assets.
                           (c)Step bond. Shown parenthetically is the next
                              interest rate to be paid and the date the Trust will begin accruing at this rate.
                           (d)Step bond. This security is currently not paying
                              coupon. Shown parenthetically is the next interest rate to be paid and the date the Trust will begin accruing at this rate.
                           (e)Security purchased on a delayed delivery basis.
                           (f)Security has no value.
                           (g)Represents fair value as determined in good faith
                              under procedures approved by the Board of Trustees.
                           (h)Non-income producing security.
                           (i)Cost for federal income tax purposes is
                              $101,457,158.

                              At November 30, 2006, the asset allocation of the Trust is as follows:

              Asset Allocation (Unaudited)         % of Net Assets
              ----------------------------         ---------------
              Government Agencies & Obligations          54.5%
              Corporate Fixed-Income Bonds & Notes       39.5
              Mortgage-Backed Securities                  2.1
              Asset-Backed Securities                     0.8
              Convertible Bonds                           0.3
              Municipal Bond (Taxable)                    0.2
              Warrants                                    0.0*
              Common Stock                                0.0
                                                        -----
                                                         97.4
              Short-Term Obligation                       4.0
              Other Assets & Liabilities, Net            (1.4)
                                                        -----
                                                        100.0%
                                                        =====

                            * Rounds to less than 0.1%.

                                See Accompanying Notes to Financial Statements.

Colonial InterMarket Income Trust I
November 30, 2006



                              At November 30, 2006, the Trust had entered into the following forward currency exchange contracts:

                                              Aggregate  Settlement Unrealized
Forward Currency Contracts to Buy  Value      Face Value Date       Appreciation
---------------------------------  -----      ---------- ---------- ------------
EUR                                $   66,243 $   64,149 12/08/06     $   2,094

                                                                    Unrealized
                                              Aggregate  Settlement Appreciation
Forward Currency Contracts to Sell Value      Face Value Date       (Depreciation)
---------------------------------- -----      ---------- ---------- --------------
CAD                                $  656,873 $  665,484 12/08/06     $   8,611
CAD                                   700,791    707,589 12/14/06         6,798
EUR                                 1,046,640    993,583 12/08/06       (53,057)
EUR                                    99,389     95,848 12/13/06        (3,541)
EUR                                   927,716    884,450 12/15/06       (43,266)
EUR                                 1,007,380    975,194 12/18/06       (32,186)
EUR                                    66,275     64,157 12/18/06        (2,118)
GBP                                 1,155,960  1,112,928 12/15/06       (43,032)
GBP                                   609,435    582,030 12/15/06       (27,405)
SEK                                 1,271,356  1,231,597 12/13/06       (39,759)
                                                                      ---------
                                                                      $(228,955)
                                                                      =========

                          Acronym Name
                          ------- ----
                            AUD   Australian Dollar
                            BRL   Brazilian Real
                            CAD   Canadian Dollar
                            EUR   Euro
                            GBP   British Pound
                            NOK   Norwegian Krone
                            NZD   New Zealand Dollar
                            PIK   Payment-In-Kind
                            PLN   Polish Zloty
                            SEK   Swedish Krona
                            TBA   To Be Announced
                            USD   United States Dollar
                            ZAR   South African Rand

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Colonial InterMarket Income Trust I

November 30, 2006

Assets                    Investments, at cost                                          $ 99,571,262
                          Investments, at value                                          102,859,249
                          Cash                                                                   519
                          Unrealized appreciation on foreign forward currency contracts       17,503
                          Receivable for:
                           Investments sold                                                  372,060
                           Interest                                                        2,044,741
                           Foreign tax reclaims                                               24,089
                          Deferred Trustees' compensation plan                                15,687
                          Other assets                                                         3,734
                          ------------------------------------------------------------- ------------
                          Total Assets                                                   105,337,582

Liabilities               Payable to custodian bank                                              523
                          Unrealized depreciation on foreign forward currency contracts      244,364
                          Payable for:
                           Investments purchased                                           1,065,897
                           Investments purchased on a delayed delivery basis               1,933,491
                           Distributions                                                     495,405
                           Investment advisory fee                                            61,429
                           Transfer agent fee                                                  3,233
                           Pricing and bookkeeping fees                                        9,281
                           Trustees' fees                                                        372
                           Custody fee                                                         2,063
                           Reports to shareholders                                            45,954
                           Chief compliance officer expenses                                     654
                          Deferred Trustees' fees                                             15,687
                          Deferred dollar roll fee income                                        364
                          Other liabilities                                                   37,330
                          ------------------------------------------------------------- ------------
                          Total Liabilities                                                3,916,047

                          ------------------------------------------------------------- ------------
                          Net Assets                                                     101,421,535

Composition of Net Assets Paid-in capital                                                120,444,508
                          Overdistributed net investment income                           (1,707,232)
                          Accumulated net realized loss                                  (20,408,087)
                          Net unrealized appreciation (depreciation) on:
                           Investments                                                     3,287,987
                           Foreign currency translations                                    (195,641)
                          ------------------------------------------------------------- ------------
                          Net Assets                                                    $101,421,535

                          Shares outstanding                                              11,009,000
                          Net asset value per share                                     $       9.21

                                See Accompanying Notes to Financial Statements.

Statement of Operations - Colonial InterMarket Income Trust I

For the Year Ended November 30, 2006

                                                                                           ($)
Investment Income                 Interest (net of foreign taxes withheld of $705)         6,576,054
                                  Dollar roll fee income                                      19,996
                                  -------------------------------------------------------- ---------
                                  Total Investment Income                                  6,596,050

Expenses                          Investment advisory fee                                    749,269
                                  Transfer agent fee                                          42,264
                                  Pricing and bookkeeping fees                               111,071
                                  Trustees' fees                                              15,792
                                  Custody fee                                                 26,542
                                  Reports to shareholders                                     72,367
                                  Chief compliance officer expenses                            4,121
                                  Other expenses                                              92,344
                                  -------------------------------------------------------- ---------
                                  Total Expenses                                           1,113,770

                                  Custody earnings credit                                     (2,087)
                                  -------------------------------------------------------- ---------
                                  Net Expenses                                             1,111,683

                                  -------------------------------------------------------- ---------
                                  Net Investment Income                                    5,484,367

Net Realized and Unrealized Gain  Net realized gain (loss) on:
(Loss) on Investments and Foreign  Investments                                                46,992
Currency                           Foreign currency transactions                            (557,557)
                                  -------------------------------------------------------- ---------
                                  Net realized gain (loss)                                  (510,565)

                                  Net change in unrealized appreciation (depreciation) on:
                                   Investments                                             2,273,057
                                   Foreign currency translations                            (169,502)
                                  -------------------------------------------------------- ---------
                                   Net change in unrealized appreciation (depreciation)    2,103,555
                                  -------------------------------------------------------- ---------
                                  Net Gain                                                 1,592,990

                                  -------------------------------------------------------- ---------
                                  Net Increase in Net Assets from Operations               7,077,357

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Colonial InterMarket Income Trust I


Increase (Decrease) in Net Assets Year Ended November 30,                                 2006 ($)     2005 ($)
Operations                        Net investment income                                     5,484,367    6,031,503
                                  Net realized gain (loss) on investments and foreign
                                    currency transactions                                    (510,565)   1,479,808
                                  Net change in unrealized appreciation (depreciation) on
                                    investments and foreign currency translations           2,103,555   (5,252,103)
                                  ------------------------------------------------------- -----------  -----------
                                  Net Increase from Operations                              7,077,357    2,259,208

Distributions Declared to         From net investment income                               (7,530,157)  (6,939,699)
Shareholders                      From net realized gains                                          --   (1,242,191)
                                  Total Distributions Declared to Shareholders             (7,530,157)  (8,181,890)
                                  ------------------------------------------------------- -----------  -----------
                                  Net Decrease in Net Assets                                 (452,800)  (5,922,682)

Net Assets                        Beginning of period                                     101,874,335  107,797,017
                                  End of period                                           101,421,535  101,874,335
                                  Overdistributed net investment income at end of period   (1,707,232)    (323,290)
                                  ------------------------------------------------------- -----------  -----------

Number of Trust Shares
Outstanding                       End of Period                                            11,009,000   11,009,000
                                  ------------------------------------------------------- -----------  -----------

                                See Accompanying Notes to Financial Statements.

Financial Highlights - Colonial InterMarket Income Trust I

Selected data for a share outstanding throughout each period is as follows:

                                                                               Year Ended November 30,
                                                                   -----------------------------------------------
                                                                   2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   9.25  $   9.79  $   9.47  $   8.60  $  8.91

Income from Investment Operations:
Net investment income (a)                                              0.50      0.55      0.56      0.59     0.63
Net realized and unrealized gain (loss) on investments and foreign
  currency                                                             0.14     (0.35)     0.46      0.93    (0.23)
                                                                   --------  --------  --------  --------  -------
Total from Investment Operations                                       0.64      0.20      1.02      1.52     0.40

Less Distributions Declared to Shareholders:
From net investment income                                            (0.68)    (0.63)    (0.60)    (0.65)   (0.64)
From net realized gains                                                  --     (0.11)    (0.10)       --       --
Return of capital                                                        --        --        --        --    (0.07)
                                                                   --------  --------  --------  --------  -------
Total Distributions Declared to Shareholders                          (0.68)    (0.74)    (0.70)    (0.65)   (0.71)

Net Asset Value, End of Period                                     $   9.21  $   9.25  $   9.79  $   9.47  $  8.60
Market price per share                                             $   8.44  $   8.09  $   8.68  $   8.96  $  7.98
Total return--based on market value (b)                               13.27%     1.30%     4.91%    20.93%    6.00%

Ratios to Average Net Assets/Supplemental Data:
Expenses (c)                                                           1.11%     1.04%     1.01%     1.04%    1.00%
Net investment income (c)                                              5.49%     5.76%     5.91%     6.44%    7.24%
Portfolio turnover rate                                                  45%       47%       73%       64%      83%
Net assets, end of period (000's)                                  $101,422  $101,874  $107,797  $104,238  $94,665

(a)Per share data was calculated using the average shares outstanding during the period.
(b)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(c)The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Colonial InterMarket Income Trust I November 30, 2006


Note 1. Organization
Colonial InterMarket Income Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and is operating as a diversified investment company.

Investment Goal
The Trust seeks to maximize current income by diversifying investments primarily in U.S. and foreign government and lower-rated corporate debt securities.

Trust Shares
The Trust may issue an unlimited number of shares.

Note 2. Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Security Valuation
Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.
Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Trust's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Colonial InterMarket Income Trust I
November 30, 2006



In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157") was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Trust's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. The Trust may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date. The Trust may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Trust's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Trust's portfolio securities. Although the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Trust could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements
The Trust may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. The Trust, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is required to be at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Trust's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights.

Mortgage Dollar Roll Transactions
The Trust may enter into mortgage "dollar rolls" in which the Trust sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Trust loses the right to receive principal and interest paid on the securities sold. However, the Trust would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Trust. The Trust will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Trust's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Trust treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The

Colonial InterMarket Income Trust I
November 30, 2006


Trust does not currently enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Trust sells the security becomes insolvent, the Trust's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Trust is required to repurchase may be worth less than an instrument which the Trust originally held. Successful use of mortgage dollar rolls may depend upon Columbia's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities
The Trust may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices. The Trust identifies cash or liquid portfolio securities as segregated in its records in an amount equal to the delayed delivery commitment.

Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Trust becomes aware of such, net of non-reclaimable tax withholdings. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions
The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Trust does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Federal Income Tax Status
The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Trust intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Trust should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification
In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims against the Trust. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Colonial InterMarket Income Trust I
November 30, 2006


For the year ended November 30, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, foreign currency transactions, market discount reclassification adjustments and paydown reclassifications were identified and reclassified among the components of the Trust's net assets as follows:

                  Overdistributed Accumulated
                  Net Investment  Net Realized
                  Income          Loss         Paid-In Capital
                  $661,848        $(661,848)   $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2006 and November 30, 2005 was as follows:

                                        November 30, November 30,
                                        2006         2005
               Distributions paid from:
                   Ordinary Income*      $7,530,157   $8,181,890

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed Net
                   Ordinary      Long-term     Unrealized
                   Income        Capital Gains Appreciation*
                   $445,227      $ --          $1,402,091

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at November 30, 2006, based on cost of investments for federal income tax purposes, was:

                    Unrealized appreciation     $ 4,166,655
                    Unrealized depreciation      (2,764,564)
                    Net unrealized appreciation $ 1,402,091

The following capital loss carryforwards, determined as of November 30, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                  Year of Expiration Capital Loss Carryforward
                  2007               $     49,924
                  2008                   5,857,135
                  2009                  5,692,253
                  2010                  7,020,484
                  2013                   333,261
                  2014                 1,436,435
                                     -------------
                  Total              $20,389,492
                                     =============

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Trust and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Trust's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Trust and provides administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Trust's average weekly net assets.

Colonial InterMarket Income Trust I
November 30, 2006



Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Trust under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain functions to State Street Bank & Trust Company ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) are paid to State Street.

Under its pricing and bookkeeping agreement with the Trust, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) shall not exceed $140,000.

The Trust also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Trust's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year November 30, 2006, the Trust's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.111% of the Trust's average daily net assets.

Custody Credits
The Trust has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Trust's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Trust. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Trust, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Trust's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

Other
Columbia provides certain services to the Trust related to Sarbanes-Oxley compliance. For the year ended November 30, 2006, the Trust paid $2,517 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information
For the year ended November 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $46,796,185 and $42,558,777, respectively of which $5,866,625 and $1,324,864, respectively, were U.S. Government securities.

Note 6. Disclosure of Significant Risks and Contingencies

Foreign Securities
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities
Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the

Colonial InterMarket Income Trust I
November 30, 2006


ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus
The Trust may focus its investments in certain industries, subjecting it to greater risk than a trust that is more diversified.

Legal Proceedings
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of trust shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the

Colonial InterMarket Income Trust I
November 30, 2006


District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

Report of Independent Registered Public Accounting Firm


To the Trustees and the Shareholders of Colonial InterMarket Income Trust I
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial InterMarket Income Trust I (the "Trust") at November 30, 2006, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 25, 2007

Dividend Reinvestment Plan


Colonial InterMarket Income Trust I
Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Trust by Computershare (the "Plan Agent") unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the shareholder of record on the record date therefore by the Plan Agent as the dividend disbursing agent.

Non-participants in the Plan will receive distributions in cash. Distributions payable to participants in the Plan will be applied by the Plan Agent, acting as agent for Plan participants, to the purchase of shares of the Trust. Such shares will be purchased by the Plan Agent at the then current market price of such shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to the participant's account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. A shareholder's notice of election to withdraw from the Plan must be received by the Plan Agent before the record date for a dividend in order to be given effect with respect to that dividend.

In the case of shareholders such as banks, brokers or nominees holding shares for others who are the beneficial owners of those shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder of record as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to Plan participants for reinvesting distributions. The Plan Agent's fees for the handling of the reinvestment of distributions will be paid by the Trust. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. Purchase orders from the participants in the Plan may be combined with those of other participants and the price paid by any particular participant may be the average of the price paid on various orders executed on behalf of groups of participants in the Plan.

The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

The Plan may be amended or terminated on 30 days' written notice to the Plan participants. Contact the Plan Agent for additional information regarding the Plan. All correspondence concerning the Plan should be directed to Computershare by mail at P.O. Box 403011, Providence, RI 02940-3011, or by phone at 1-800-426-5523.

Fund Governance - Colonial InterMarket Income Trust I


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

  Independent Trustees

Name, Address and Year of Birth,    Principal Occupation(s) During Past Five Years, Number
Position with Funds, Year First     of Portfolios in Columbia Funds Complex Overseen by
Elected or Appointed to Office/(1)/ Trustee, Other Directorships Held

 Douglas A. Hacker (Born 1955)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Independent business executive since May, 2006;
 Advisors, LLC                      Executive Vice President-Strategy of United Airlines
 One Financial Center               (airline) from December, 2002 to May, 2006; President
 Boston, MA 02111                   of UAL Loyalty Services (airline marketing company)
 Trustee (since 1996)               from September, 2001 to December, 2002; Executive Vice
                                    President and Chief Financial Officer of United
                                    Airlines from July, 1999 to September, 2001. Oversees
                                    81, Nash Finch Company (food distributor); Aircastle
                                    Limited (aircraft leasing)

 Janet Langford Kelly (Born 1957)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Deputy General Counsel-Corporate Legal Services,
 Advisors, LLC                      ConocoPhillips (integrated petroleum company) since
 One Financial Center               August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason&
 Boston, MA 02111                   Gette LLP (law firm) from March, 2005 to July, 2006;
 Trustee (since 1996)               Adjunct Professor of Law, Northwestern University,
                                    from September, 2004 to June, 2006, Director, UAL
                                    Corporation (airline) from February, 2006 to July,
                                    2006; Chief Administrative Officer and Senior Vice
                                    President, Kmart Holding Corporation (consumer goods),
                                    from September, 2003 to March, 2004; Executive Vice
                                    President-Corporate Development and Administration,
                                    General Counsel and Secretary, Kellogg Company (food
                                    manufacturer), from September, 1999 to August, 2003.
                                    Oversees 81, None

 Richard W. Lowry (Born 1936)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Private Investor since August, 1987 (formerly Chairman
 Advisors, LLC                      and Chief Executive Officer, U.S. Plywood Corporation
 One Financial Center               (building products manufacturer) until 1987). Oversees
 Boston, MA 02111                   81, None
 Trustee (since 1995)

 Charles R. Nelson (Born 1943)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Professor of Economics, University of Washington,
 Advisors, LLC                      since January, 1976; Ford and Louisa Van Voorhis
 One Financial Center               Professor of Political Economy, University of
 Boston, MA 02111                   Washington, since September, 1993; Director, Institute
 Trustee (since 1981)               for Economic Research, University of Washington from
                                    September, 2001 to June, 2003; Adjunct Professor of
                                    Statistics, University of Washington, since September,
                                    1980; Associate Editor, Journal of Money Credit and
                                    Banking, since September, 1993; Consultant on
                                    econometric and statistical matters. Oversees 81, None

/1/In December 2000, the boards of each of the former Liberty Funds and former
   Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

Fund Governance (continued) - Colonial InterMarket Income Trust I


Name, Address and Year of Birth,       Principal Occupation(s) During Past Five Years, Number
Position with Funds, Year First        of Portfolios in Columbia Funds Complex Overseen by
Elected or Appointed to Office/(1)/    Trustee, Other Directorships Held

John J. Neuhauser (Born 1942)
----------------------------------------------------------------------------------------------
c/o Columbia Management                University Professor, Boston College since November,
Advisors, LLC                          2005; Academic Vice President and Dean of Faculties,
One Financial Center                   Boston College from August, 1999 to October, 2005.
Boston, MA 02111                       Oversees 81, None
Trustee (since 1985)

Patrick J. Simpson (Born 1944)
----------------------------------------------------------------------------------------------
c/o Columbia Management                Partner, Perkins Coie LLP (law firm). Oversees 81, None
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)

Thomas E. Stitzel (Born 1936)
----------------------------------------------------------------------------------------------
c/o Columbia Management                Business Consultant since 1999; Chartered Financial
Advisors, LLC                          Analyst. Oversees 81, None
One Financial Center
Boston, MA 02111
Trustee (since 1998)

Thomas C. Theobald (Born 1937)
----------------------------------------------------------------------------------------------
c/o Columbia Management                Partner and Senior Advisor, Chicago Growth Partners
Advisors, LLC                          (private equity investing) since September, 2004;
One Financial Center                   Managing Director, William Blair Capital Partners
Boston, MA 02111                       (private equity investing) from September, 1994 to
Trustee and Chairman of the Board/(2)/ September, 2004. Oversees 81, Anixter International
(since 1996)                           (network support equipment distributor); Ventas, Inc.
                                       (real estate investment trust); Jones Lang LaSalle
                                       (real estate management services); Ambac Financial
                                       Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
----------------------------------------------------------------------------------------------
c/o Columbia Management                Retired since 1997 (formerly General Manager, Global
Advisors, LLC                          Education Industry, IBM Corporation (computer and
One Financial Center                   technology) from 1994 to 1997). Oversees 81, None
Boston, MA 02111
Trustee (since 1998)

Interested Trustee

William E. Mayer (Born 1940)
------------------------------------------------------------------------------------
c/o Columbia Management      Partner, Park Avenue Equity Partners (private equity)
Advisors, LLC                since February, 1999; Dean and Professor, College of
One Financial Center         Business, University of Maryland, 1992 to 1997.
Boston, MA 02111             Oversees 81, Lee Enterprises (print media), WR
Trustee/(3)/ (since 1994)    Hambrecht + Co. (financial service provider); Reader's
                             Digest (publishing)

/2/Mr. Theobald was appointed as Chairman of the Board effective December 10,
   2003.
/3/Mr. Mayer is an "interested person" (as defined in the Investment Company
   Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Fund Governance (continued) - Colonial InterMarket Income Trust I


  Officers

Name, Address and Year of Birth,     Principal Occupation(s) During Past Five Years
Position with Columbia Funds, Year
First Elected or Appointed to Office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 Head of Mutual Funds since August, 2004 and Managing
Boston, MA 02111                     Director of Columbia Management Advisors, LLC ("the
President (since 2004)               Advisor") since September, 2005; President and Chief
                                     Executive Officer, CDC IXIS Asset Management Services,
                                     Inc. (investment management) from September, 1998 to
                                     August, 2004.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President,
Chief Financial Officer and
Treasurer (since 2000)

Linda J. Wondrack (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Director (Columbia Management Group LLC and Investment
Boston, MA 02111                     Product Group Compliance), Bank of America since June
Senior Vice President,               2005; Director of Corporate Compliance and Conflicts
Chief Compliance Officer             Officer, MFS Investment Management (investment
(since 2007)                         management), August 2004 to May 2005; Managing
                                     Director, Deutsche Asset Management (investment
                                     management) prior to August 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2004)     Administration of the Advisor June, 2002 to September,
                                     2004. Vice President Product Strategy and Development
                                     of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller of the Advisor from
Deputy Treasurer (since 2006)        October 2004 to January 2006; Vice President of CDC
                                     IXIS Asset Management Services, Inc. (investment
                                     management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)        Treasurer of the Advisor from November, 2004 to
                                     December, 2005; Director of Trustee Administration
                                     (Sarbanes-Oxley) of the Advisor from May, 2003 to
                                     October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

Fund Governance (continued) - Colonial InterMarket Income Trust I


Name, Address and Year of Birth,     Principal Occupation(s) During Past Five Years
Position with Columbia Funds, Year
First Elected or Appointed to Office

   Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Vice President of the Advisor from
   Deputy Treasurer (since 2006)     July, 2002 to December, 2005; Assistant Vice president
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

   Barry S. Vallan (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111                  October, 2004; Vice President- Trustee Reporting of
   Controller (since 2006)           the Advisor from April, 2002 to October, 2004;
                                     Management Consultant, PricewaterhouseCoopers
                                     (independent registered public accounting firm) prior
                                     to October, 2002.

Board Consideration and Approval of Investment Advisory Agreements


The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

.. so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

.. the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by Independent Fee Consultant


INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc./1/ ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one year returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint...Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

  III. Findings

A. General
1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance
3.The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed income funds maintained the relatively high performance level of 2005 in 2006.

5.The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies
7.The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed income Funds.

8.The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process
10.The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale
11.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of
  scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
12.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits
13.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale
3.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees
4.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability
5.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION
The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Important Information About This Report

Colonial InterMarket Income Trust I

  Transfer Agent

  Computershare
  P.O. Box 43010
  Providence, RI 02940-3010




The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the trust.

Financial advisors who want additional information about the trust may speak to a representative at 800-426-3750.

A description of the trust's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the trust voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the trust voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Annual Certifications -- As required, on June 21, 2006, the trust submitted to the New York Stock Exchange ("NYSE") the annual certification of the trust's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The trust also has included the certifications of the trust's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the trust's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report has been prepared for shareholders of Colonial InterMarket Income Trust I.

                                    [GRAPHIC]
COLONIAL INTERMARKET INCOME TRUST I
                                                                  ANNUAL REPORT

                                            SHC-42/115724-1106 (01/07) 07/33037

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) The registrant's Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended November 30, 2005.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $33,900                   $30,800

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                       $4,100                    $3,900

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended November 30, 2006 and November 30, 2005, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                       $2,800                    $2,500

Tax Fees consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended November 30, 2006 and November 30, 2005, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                         $0                        $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $505,500                  $255,500

In both fiscal years 2006 and 2005, All Other Fees include internal control reviews of the registrant's investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations and financial reporting of the registrant.

   The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively "Fund-related Adviser Services"); and
(iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

   Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The

Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

   The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2006 and November 30, 2005 was zero.

(f)Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $512,400                  $261,900

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Columbia Management Advisors, LLC (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor may also address potential material conflicts of interest by delegating the proxy to an independent third party voting agent.

The Advisor's Proxy Committee is composed of representatives of the Advisor's investment management team, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, at least annually, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained a third party vendor to implement its proxy voting process. The vendor provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER

LAURA A. OSTRANDER, a senior vice president of Columbia Management Advisors, LLC, is the manager for the Fund and has managed the Fund since November 1999. Ms. Ostrander has been associated with Columbia Management Advisors, LLC or its predecessors since December 1996.

KEVIN L. CRONK, a senior vice president of Columbia Management Advisors, LLC, is the manager for the Fund and has co-managed the Fund since May 2005. Mr. Cronk has been associated with Columbia Management Advisors, LLC or its predecessors since August 1999.

THOMAS A. LAPOINTE, a senior vice president of Columbia Management Advisors, LLC, is the manager for the Fund and has co-managed the Fund since May 2005. Mr. LaPointe has been associated with Columbia Management Advisors, LLC or its predecessors since February 1999.

(2) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio manager managed as of the Fund's fiscal year-end.

                         Other SEC-
                    registered open-end        Other pooled
                    and closed-end funds   investment vehicles       Other accounts
                   ---------------------- ---------------------- ----------------------
                   Number of              Number of              Number of
Portfolio Manager  accounts     Assets    accounts     Assets    accounts     Assets
-----------------  --------- ------------ --------- ------------ --------- ------------
Laura A. Ostrander     3     $3.7 billion     0     $0              11     $1.4 million
Kevin L. Cronk        12     $8.5 billion    10     $267 million     5     $386 million
Thomas A. LaPointe    12     $8.5 billion    10     $267 million     6     $386 million

None of these accounts are subject to an advisory fee that is based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia Management Advisors, LLC believes are faced by investment professionals at most major financial firms. Columbia Management Advisors, LLC and the Trustees of the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

    . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

    . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

    . The trading of other accounts could be used to benefit higher-fee accounts (front-running).

    . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia Management Advisors, LLC's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Columbia Management Advisors, LLC 's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia Management Advisors, LLC and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Columbia Management Advisors, LLC or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia Management Advisors, LLC, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Columbia Management Advisors, LLC and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

(3) COMPENSATION

As of the Fund's most recent fiscal year end, the portfolio manager received all of his or her compensation from Columbia Management Advisors, LLC and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing the manager's three- and five-year performance. Columbia Management Advisors, LLC may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

 Portfolio Manager         Performance Benchmark     Peer Group
 -----------------         ------------------------  ------------------------
 Laura A. Ostrander        Lehman Brothers           Lipper General Bonds
                           Government/Credit Bond    Funds
                           Index

 Kevin L. Cronk            Lehman Brothers           Lipper General Bonds
                           Government/Credit Bond    Funds
                           Index

 Thomas A. LaPointe        Lehman Brothers           Lipper General Bonds
                           Government/Credit Bond    Funds
                           Index

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC 's profitability for the year, which is influenced by assets under management.

(4) OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Fund's most recent fiscal year:

                   Dollar Range of Equity Securities in the Fund
Portfolio Manager  Beneficially Owned
-----------------  ---------------------------------------------
Laura A. Ostrander $1-$10,000
Kevin L. Cronk     None
Thomas A. LaPointe None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                  Registrant Purchases of Equity Securities*

                                                          (c)
                                                    Total Number of            (d)
                              (a)         (b)     Shares Purchased as   Maximum Number of
                          Total Number  Average    Part of Publicly    Shares that May Yet
                           of Shares   Price Paid   Announced Plans    Be Purchased Under
Period                     Purchased   Per Share      or Programs     the Plans or Programs
------                    ------------ ---------- ------------------- ---------------------
06/01/06 through 06/30/06     6,031      $8.10           6,031                 N/A
07/01/06 through 07/31/06     6,096      $8.05           6,096                 N/A
08/01/06 through 08/31/06     5,738      $8.08           5,738                 N/A
09/01/06 through 09/30/06     6,114      $8.23           6,114                 N/A
10/01/06 through 10/31/06     6,463      $8.21           6,463                 N/A
11/01/06 through 11/30/06     5,704      $8.35           5,704                 N/A
                             ------      -----          ------                 ---
Total                        36,146      $8.17          36,146                 N/A
                             ------      -----          ------                 ---

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)             Colonial InterMarket Income Trust I
                         -----------------------------------

By (Signature and Title) /s/ Christopher L. Wilson
                         -----------------------------------
                         Christopher L. Wilson, President

Date                     January 25, 2007
                         -----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher L. Wilson
                         -----------------------------------
                         Christopher L. Wilson, President

Date                     January 25, 2007
                         -----------------------------------

By (Signature and Title) /s/ J. Kevin Connaughton
                         -----------------------------------
                         J. Kevin Connaughton, Treasurer

Date                     January 25, 2007
                         -----------------------------------